UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2007

BNCCORP, INC.
(Exact name of registrant as specified in its charter)

                      Delaware                                                 0-26290                                           45-0402816
                    (State or other jurisdiction)                         (Commission File Number)    (IRS Employer Identification No.)

             322 East Main, Bismarck, North Dakota                                                                                                 58501
            (Address of principal executive offices)                                                                                                (Zip Code)

(701) 250-3040
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 20, 2007, the Board of Directors (the “Board”) of BNCCORP, Inc. (the “Company”), upon recommendation of its Compensation Committee, approved cash payments to compensate members of its Special Committee and certain named executive officers of the Company for their efforts in connection with the Company’s sale of substantially all of the assets of BNC Insurance Services, Inc.  The Board approved payments in the following amounts:

                                                                                                                                             Payment
Gregory K. Cleveland
President, Chief Executive Officer and Special Committee Member                 $       100,000

Tracy J. Scott
Chairman of the Board and Special Committee Member                                    $         60,000

Timothy J. Franz
Chief Financial Officer and Special Committee Member                                    $         50,000

Richard M. Johnsen, Jr.
Special Committee Member                                                                                       $        15,000

Mark W. Sheffert
Special Committee Member                                                                                       $        15,000

Item 8.01.	Other Events.
On June 20, 2007, the Board, upon recommendation of its Compensation Committee, approved changes to its policy regarding the cash compensation payable to non-management directors.  The Compensation Committee received input from an independent compensation consultant in order to ensure that non-management director compensation reflected current competitive market conditions.

Effective June 20, 2007, non-management directors will receive a cash retainer of $20,000 per year and the lead director will receive an additional cash retainer of $12,000 per year.  The committee chair annual retainers will be $4,000 for the Chair of the Audit Committee, $3,000 for the Chair of the Compensation Committee and $2,000 for the Chair of the Nominating and Corporate Governance Committee. All director and committee retainers for 2007 will be pro-rated. Additionally, each non-management director will receive attendance fees of $1,000 for each Board meeting and $500 for each committee meeting.  Non-management directors will continue to be reimbursed for their customary and reasonable business expenses to attend meetings of the Board and related committees and otherwise attend to Company business.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BNCCORP, INC.

Dated: June 26, 2007	By:	/s/ Gregory K. Cleveland
Gregory K. Cleveland
President

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